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                                                                   Exhibit 10.11


                         REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT dated as of October 27, 1992, between CMAC INVESTMENT CORPORATION, a Delaware corporation (the "Company"), and COMMONWEALTH LAND TITLE INSURANCE COMPANY, a Pennsylvania corporation ("Commonwealth").

     On the Closing Date (defined below), Commonwealth will be the beneficial owner of that number of Registrable Securities (as defined below) set forth opposite Commonwealth's name on Schedule I attached hereto. The Company and Commonwealth deem it to be in their respective best interests to set forth the rights of Commonwealth in connection with public offerings and sales of the Registrable Securities.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, and intending to be legally bound hereby, the Company and Commonwealth hereby agree as follows:

     1.  Definitions. For purposes of this Agreement:

     (a)  "Act" shall mean the Securities Act of 1933, as amended.

     (b) "Class of Registrable Securities" shall mean either those outstanding shares of Common Stock or those outstanding shares of $4.125 Preferred Stock, as the case may be, which are Registrable Securities.

     (c) "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

     (d) "Closing Date" shall mean the date on which the initial public offering of the Company's Common Stock closes.

     (e) "Effective Date" shall mean the date on which the SEC declares the registration statement on Form S-1 of the Company relating to the initial public offering of the Common Stock effective.

     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (g) "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information be reference to other documents filed by the Company with the SEC.
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     (h) "$4.125 Preferred Stock" shall mean the $4.125 preferred stock, par value $.001 per share, of the Company.

     (i) "Holder" means any person owning Registrable Securities or any assignee of Registrable Securities in accordance with Section 13 hereof.

     (j) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

     (k) "Registrable Securities" shall mean the 1,300,000 shares of Common Stock and the 800,000 shares of $4.125 Preferred Stock beneficially owned by Commonwealth on the Closing Date or owned by any subsequent Holder, as well as any other shares of Common Stock beneficially owned by Commonwealth, in each case together with any Common Stock or $4.125 Preferred Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Common Stock or $4.125 Preferred Stock. The term "Registrable Securities" excludes, however, any securities (i) which have been effectively registered under the Act and disposed of in accordance with a registration statement (including a sale of the above-mentioned 1,300,000 shares of Common Stock pursuant to underwriters' over-allotment options), (ii) which have been distributed by a Holder in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(l) thereof (including transactions pursuant to Rule
144) such that the further disposition of such securities by the transferee or assignee is not restricted under the Act, (iii) which have been sold by a Holder in a transaction in which such Holder's rights under this Agreement are not, or cannot be, assigned, or (iv) for which the registration rights provided under this Agreement have expired pursuant to Section 17 hereof.

     (l) "Rule 144" shall mean Rule 144 promulgated under the Act or any successor rule thereto.

     (m) "SEC" shall mean the Securities and Exchange Commission.

     2.   Request for Registration.

     (a) If the Company shall receive at any time on or after the 270th day following the Effective Date, a written request from the Holders of at least five percent (5%) of a Class of Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of

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shares of such Class of Registrable Securities, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders of such Class of Registrable Securities, and shall, subject to the limitations of this Section 2(a) and of Section 2(b), effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders of such Class of Registrable Securities request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 20. The Company shall not be required to effect a registration pursuant to this
Section 2 unless the aggregate number of shares requested to be registered pursuant to the first sentence of this Section 2(a) is at least ten percent (10%) of such Class of Registrable Securities then outstanding. Neither the Company nor any person other than the Holders of such Class of Registrable Securities shall be entitled to include shares in the registrations made under this Section 2.

     (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice referred to in Section 2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4(f)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares of such Class of Registrable Securities to be underwritten, then the Company shall so advise all Holders of such Class of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of such Class of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of shares of such Class of Registrable Securities owned by each Holder. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other stockholders) in such registration if the underwriter so agrees and only to the extent that, in the opinion


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of such underwriter, the inclusion of such additional shares will not adversely affect the offering of the Registrable Securities included in such registration.

     (c) The Company is obligated to effect only four registrations pursuant to this Section 2 for each Class of Registrable Securities. The Company shall not be obligated to effect more than one registration under this Section 2 in any six month period relating to the same Class of Registrable Securities. A registration requested pursuant to this Section 2 will not be deemed to have been effected if (i) the registration statement has not been kept effective for the period required under this Agreement, (ii) the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, (iii) the conditions to the closing of any such registration which is underwritten are not satisfied, or (iv) less than 50% of the Registrable Securities registered in connection with such registration are sold.

     (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve month period for each Class of Registrable Securities.

     (e) A registration effected pursuant to this Section 2, if effected by the Company on Form S-3, shall not be counted as a Form S-3 registration effected pursuant to Section 12.

     3. Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information, other than information related to the selling stockholders or their plan of distribution, as would be required to be included in a registration statement covering the sale of a Class of Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given


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within twenty (20) days after mailing of such notice by the Company in accordance with Section 20 hereof, the Company shall, subject to the provisions of Section 8 hereof, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

     4. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for up to one hundred twenty (120) days or such shorter period as shall be required to sell all of the Registrable Securities covered by such registration statement; provided, however, that if such registration is on Form S-3 and relates to a distribution by the selling Holders on a delayed or continuous basis other than by means of an underwriting, the Company shall keep such registration statement effective for the maximum period permitted for such registration statement.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders of such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) Cooperate with the Holders of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.


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     (f)  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (h) Cause all shares of Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which identical securities, if any, issued by the Company are then listed. If any of such shares are not so listed, the Company shall cause such shares to be listed on the securities exchange or automated quotation system as may be reasonably requested by the Holders of a majority of the Registrable Securities being registered.

     (i) In the case of an underwritten public offering, furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

     (j) Permit a representative of the Holders of the Registrable Securities, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holders or underwriter to participate, at each person's own expense, in the preparation of the registration statement, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance


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reasonably satisfactory to the Company, prior to the release or disclosure of any such information, records or documents.

     5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

     6. Expenses of Demand Registration. All expenses other than underwriting discounts and commissions relating to Registrable Securities, stock transfer taxes relating to Registrable Securities and fees and disbursements of counsel for the selling Holders incurred in connection with registrations, filings or qualifications pursuant to Section 2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of each Class of Registrable Securities to be registered agree to forfeit their right to one demand registration pursuant to Section 2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.

     7. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3, including (without limitation) all registration, filing, and qualification fees, fees and disbursements of counsel for the Company, printers and accounting fees, but excluding underwriting discounts and commissions relating to Registrable Securities, stock transfer taxes relating to Registrable Securities and fees and disbursements of counsel for the selling Holders incurred in connection with such registration.

     8. Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3 to include any of the Holders' securities in such underwriting


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unless they accept the terms of the underwriting as agreed upon between the
Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). Nothing in this Section 8 is intended to diminish the number of securities to be included by the Company in such underwriting.

     9. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     10. Indemnification and Contribution. In the event any Registrable Securities are included in a registration statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such is not corrected in the final prospectus), or (iii) any violation or alleged violation by the Company in connection with the registration of registrable securities of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange

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Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

     (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in tis Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 10(b) exceed the gross proceeds from the offering received by such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly

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with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

     (d) If for any reason the indemnification provided for in Sections 10(a) or 10(b) is unavailable to an indemnified party or insufficient to hold it harmless in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, that, no Holder shall be required to contribute an amount under this Section 10(d) which exceeds the gross proceeds from the offering received by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations.

     (e) The obligations of the Company and the Holders under this Section 10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

     11. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the Effective Date;


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     (b) take such action, including the voluntary registration of its Common
Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

     (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

     (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the Effective Date), the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or as to its qualification that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     12. FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of at least five percent (5%) of the shares of a Class of Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of such Class of Registrable Securities owned by such Holder or Holders, the Company will:

     (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of such Class of Registrable Securities; and

     (b) as soon as practicable, and (subject to the further provisions of this Section 12(b)) in any event within 75 days of the initial request, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice

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
from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 12: (1) if Form S-3 is not available for such offering by the Holders;
(2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the six (6) month period preceding the date of such request, already effected a registration on Form S-3 for the Holders pursuant to this Section 12 with respect to such Class of Registrable Securities; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance. The Company is obligated to effect only four such registrations pursuant to this Section 12 for each Class of Registrable Securities.

     (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 12, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or allocable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities, stock transfer taxes relating to Registrable Securities and fees and disbursements of counsel for the selling Holders incurred in connection with such registration. Registrations effected pursuant to this Section 12 shall not be counted as demands for registration or registrations effected pursuant to Section 2.

     13. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of any Registrable Securities; provided, however, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such


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transferee or assignee and the securities with respect to which such registration rights are being assigned, (ii) the transfer of such securities may be effected in accordance with all applicable securities laws, and (iii) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

     14. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding shares of each Class of Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (i) to include such securities in any registration filed under Section 2, 3 or 12 hereof, or (ii) require the Company to effect a registration, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities included in such registration and such agreement includes the equivalent of Section 16 as a term.

     15. Amendment of Registration Rights. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of each Class of Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any Registrable Securities, each future Holder of such Securities and the Company.

     16. "Market Stand-off" Agreement. Any Holder, if requested by the Company or an underwriter of an underwritten public offering, agrees not to sell or otherwise transfer or dispose of any Registrable Securities held by such Holder which are of the same Class of Registrable Securities that is the subject of such underwritten registration (other than Registrable Securities included in the registration) during a period of up to seven days prior to and 90 days following the effective date of any underwritten registration of the Company's securities effected pursuant to Section 2, 3 or 12 hereof. Such agreement shall be in writing in the form satisfactory to the Company and such underwriter, and may be included in the underwriting agreement. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period.

     17. Termination of Registration Rights. If the number of shares of a particular Class of Registrable Securities owned by a Holder is less than one percent of the outstanding shares of such class of the Company's securities as shown on the most recent report or statement published by the Company (or distributed to the Holders of Registrable Securities), then such Holder's registration rights under this Agreement relating to such Registrable Securities shall terminate on the date such Holder is able to dispose of all of its shares of such Class of Registrable Securities in any 90-day period pursuant to Rule 144. All registration rights (except for rights exercised in connection with an underwritten public offering) of a Holder under this Agreement with respect to shares of a Class of Registrable Securities shall terminate on the date on which all of such Holder's shares of a Class of Registrable Securities can be sold pursuant to Rule 144(k).

     18. Effective Date of Agreement. This Agreement shall become effective upon the closing of the initial public offering of the Common Stock.

     19. Information Confidential. None of the Company or any holder of Registrable Securities may use any confidential information received by it pursuant to this Agreement in violation of the Exchange Act or reproduce, disclose, or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information and its attorneys), except to the extent reasonably related to the exercise of rights under this Agreement, unless such information has been made available to the public generally (other than by such recipient in violation of this Section
19) or such recipient is required to disclose such information by a governmental body or regulatory agency or by law in connection with a transaction that is not otherwise prohibited hereby.

     20. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air-courier guaranteeing overnight delivery:

          (a) If to a Holder of Registrable Securities, initially at its address set forth on Schedule I of this Agreement and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section 20.

          (b) If to the Company, initially at 8 Penn Center, Philadelphia, PA 19103-2197, (facsimile: 215-496-0346), and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section 20.

          (c) All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery, telex, telecopier or telegram, on the date of such delivery, (ii) in the case of air courier, on the business day after the date when sent and (iii) in the case of mailing, on the third business day following such mailing.

     21. Successors and Assigns. Subject to the provisions of Section 13 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

     22. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     23. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     24. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     25. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     26. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

                                        CMAC INVESTMENT CORPORATION


                                        BY: /s/ [Illegible signature]
                                            -----------------------------
                                            Name:   [Illegible]
                                            Title:  [Illegible]



                                       COMMONWEALTH LAND TITLE INSURANCE
                                            COMPANY


                                       By:
                                           ------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE I


                         List of Registrable Securities


                                    Class of                Number
Holder                       Registrable Securities        of Shares
------                       ----------------------        ---------
Commonwealth
Land Title
Insurance Co.                Common Stock                  1,300,000*

Commonwealth
Land Title
Insurance Co.                $4.125 Preferred Stock         800,000

--------------------
*    Assumes no exercise of the underwriters' over-allotment options.


     The address of Commonwealth Land Title Insurance Company is 8 Penn Center, Philadelphia, PA 19103-2197 (facsimile 215-241-6253).